Fees Summary	Jul. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 108,675,000
Previously Paid Amount	10,563.90
Total Fee Amount	16,638.14
Total Offset Amount	0.00
Net Fee	$ 6,074.24